UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 17, 2018

DELMAR PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-37823	99-0360497
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

Suite 720-999 West Broadway

Vancouver, British Columbia

Canada V5Z 1K5

(Address of principal executive offices) (Zip Code)

(604) 629-5989

(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition.

DelMar Pharmaceuticals, Inc. (the “Company”) issued a press release on May 17, 2018, disclosing financial information and operating metrics for its fiscal quarter ended March 31, 2018, and discussing its business outlook. A copy of the Company’s press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

See “Item 2.02 Results of Operation and Financial Condition” above.

The information in this Current Report on Form 8-K under Items 2.02 and 7.01, including the information contained in Exhibit 99.1, is being furnished to the Securities and Exchange Commission, and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by a specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d) The following exhibit is furnished with this report:

Exhibit No.	Description

99.1	Press release of DelMar Pharmaceuticals, Inc. issued May 17, 2018

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DELMAR PHARMACEUTICALS, INC.

Dated: May 17, 2018	By:	/s/ Scott Praill
Name: Scott Praill
Title: Chief Financial Officer

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